Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO REIMBURSEMENT AGREEMENT

AMENDMENT NO. 3 TO REIMBURSEMENT AGREEMENT, dated as of June 9, 2022 (this “Amendment”), is entered into by and among EQUITABLE HOLDINGS, INC. (f/k/a AXA Equitable Holdings, Inc.), a Delaware corporation (the “Guarantor”), the Subsidiary Account Parties party hereto and COMMERZBANK AG, NEW YORK BRANCH, as LC Issuer.

PRELIMINARY STATEMENTS:

WHEREAS, the Guarantor, the Subsidiary Account Parties party thereto and the LC Issuer entered into that certain Reimbursement Agreement, dated as of February 16, 2018 (as amended by that certain Amendment No. 1 to Reimbursement Agreement, dated as of March 22, 2021, and Amendment No. 2 to Reimbursement Agreement, dated as of June 25, 2021, and as further amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Reimbursement Agreement” and as further amended pursuant to this Amendment, the “Amended Reimbursement Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Reimbursement Agreement);

WHEREAS, the Guarantor has requested that the LC Issuer consent to certain amendments to the Reimbursement Agreement, and the Guarantor, the Subsidiary Account Parties and the LC Issuer have agreed to amend the Reimbursement Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendment to Reimbursement Agreement

. Each of the parties hereto agrees that, effective on the Amendment No. 3 Effective Date (as defined below), Section 2.01(e) of the Reimbursement Agreement is hereby restated in its entirety as follows:

“(e) Extensions to the Commitment Termination Date.  Subject to (i) the absence of any Default or Event of Default that has occurred and is continuing at the time of any extension request and (ii) the written approval being given by the LC Issuer for the relevant extension request and payment of the extension fee as mutually agreed among the Guarantor and the LC Issuer, on or prior to the date that is 30 days prior to each of the first five anniversaries of the Effective Date, upon the Obligors’ request, the Commitment Termination Date will be extended by one additional year, such that if the Obligors exercise each of the five election options, the Commitment Termination Date shall be ten years from the Effective Date.”

SECTION 2.Reference to and Effect on the Credit Documents.

(a) (a) On and after the Amendment No. 3 Effective Date, each reference in the Reimbursement Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Reimbursement Agreement, and each reference in the other Credit Documents to “the Reimbursement Agreement”, “thereunder”, “thereof” or words of like import referring to the “Reimbursement Agreement”, shall mean and be a reference to the Reimbursement Agreement, as amended by this Amendment.  For the avoidance of doubt, this Amendment shall also constitute a Credit Document under the Amended Reimbursement Agreement.

(b)The Reimbursement Agreement, as specifically amended by this Amendment, and the other Credit Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the LC Issuer under the Reimbursement Agreement or any other Credit Document, nor shall it constitute a waiver of any provision of the Reimbursement Agreement or any Credit Document.

SECTION 3.Conditions of Effectiveness for Agreement

.  This Amendment shall become effective as of the date (the “Amendment No. 3 Effective Date”) on which the following conditions shall have been satisfied (or waived by the LC Issuer):

(a)the LC Issuer shall have received counterparts of this Amendment executed by the Guarantor and the Subsidiary Account Parties party hereto;

(b)the representations and warranties contained in the Reimbursement Agreement and in this Amendment shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(c)no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment;

(d)to the extent invoiced at least two Business Days prior to the Amendment No. 3 Effective Date, all accrued fees and reasonable and documented fees and out-of-pocket expenses payable to the LC Issuer shall have been paid in accordance with Section 5 of this Amendment and Section 8.03 of the Reimbursement Agreement; and

(e)receipt by the LC Issuer of any information reasonably requested by the LC Issuer in order to comply with “know your customer” or similar identification requirements of the LC Issuer.

By releasing its signature page hereto, the Guarantor shall be deemed to have certified to the LC Issuer that the conditions set forth in clauses (b) and (c) above have been satisfied.

SECTION 4.Representations and Warranties

.  The Guarantor hereby represents and warrants to the LC Issuer that:

(a)on and as of the date hereof (i) it has all requisite corporate power and authority to enter into and perform its obligations under this Amendment, the Reimbursement Agreement as amended hereby and the other Credit Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it;

(b)the representations and warranties set forth in Article IV of the Amended Reimbursement Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

(c)this Amendment, and the Reimbursement Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

SECTION 5.Costs and Expenses

. The Guarantor agrees that all reasonable, documented and invoiced out-of-pocket expenses incurred by the LC Issuer in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith are expenses that the Guarantor is required to pay or reimburse pursuant to, and in accordance with, Section 8.03 of the Reimbursement Agreement.

SECTION 6.Execution in Counterparts

. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.

Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 7.New York Law, Judicial Proceedings and Waiver of Jury Trial

. This Amendment is subject to the provisions of Sections 8.06, 8.07 and 8.10 of the Reimbursement Agreement relating to governing law, waiver of trial by jury and submission to jurisdiction and venue, the provisions which are by this reference incorporated herein in full mutatis mutandis.

SECTION 8.Obligor Affirmation

. Each Subsidiary Account Party party hereto hereby acknowledges and consents to this Amendment. The Guarantor and each Subsidiary Account Party party hereto hereby ratifies and confirms all of its respective obligations and liabilities under the Credit Documents (as amended by this Amendment) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect.

SECTION 9.No Novation

SECTION 10.. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Reimbursement Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Reimbursement Agreement or any instrument securing the same, which shall remain in full force and effect.  Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Obligors under any Credit Document from any of its obligations and liabilities as an Obligor under any of the Credit Documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Reimbursement Agreement to be executed by their respective authorized officers as of the date first above written.

GUARANTOR:

EQUITABLE HOLDINGS, INC.,

as Guarantor

By:/s/ Yun Zhag

Name:Yun Zhang
Title:Treasurer

EQH – Signature Page to Amendment No. 3 to Reimbursement Agreement

SUBSIDIARY ACCOUNT PARTIES:

EQ AZ LIFE RE COMPANY

By:/s/ Yun Zhang

Name:Yun Zhang
Title:Senior Vice President,

Chief Financial Officer and Treasurer

EQH – Signature Page to Amendment No. 3 to Reimbursement Agreement

LC ISSUER:

COMMERZBANK AG, NEW YORK BRANCH,

as LC Issuer

By: /s/ Michael McCarthy	Name: Michael McCarthy Title: Managing Director

By: /s/ Toan B. Chu	Name: Toan B. Chu Title: Vice President

EQH – Signature Page to Amendment No. 3 to Reimbursement Agreement